EX-(m)(2)(a)

Amendment to

Schedule A

To the Distribution Services Agreement

Dated May 1, 2008

between

Lincoln Variable Insurance Products Trust

and Lincoln Financial Distributors

Service Class I Shares

Fund	12b-1 Fee (Per Annum)
LVIP American Balanced Allocation Fund	0.35%
LVIP American Century Select Mid Cap Managed Volatility Fund	0.35%
LVIP American Global Balanced Allocation Managed Risk Fund	0.35%
LVIP American Global Growth Allocation Managed Risk Fund	0.35%
LVIP American Growth Allocation Fund	0.35%
LVIP American Income Allocation Fund	0.35%
LVIP American Preservation Fund	0.35%
LVIP Baron Growth Opportunities Fund	0.25%
LVIP BlackRock Advantage Allocation Fund	0.25%
LVIP BlackRock Dividend Value Managed Volatility Fund	0.25%
LVIP BlackRock Global Allocation Fund	0.25%
LVIP BlackRock Global Allocation Managed Risk Fund	0.35%
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund	0.35%
LVIP BlackRock Global Real Estate Fund	0.25%
LVIP BlackRock Inflation Protected Bond Fund	0.25%
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund	0.35%
LVIP Blended Large Cap Growth Managed Volatility Fund	0.25%
LVIP Blended Mid Cap Managed Volatility Fund	0.25%
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund	0.35%
LVIP Delaware Bond Fund	0.35%
LVIP Delaware Diversified Floating Rate Fund	0.25%
LVIP Delaware Diversified Income Fund	0.35%
LVIP Delaware High Yield Fund	0.35%
LVIP Delaware Limited-Term Diversified Income Fund	0.35%
LVIP Delaware Mid Cap Value Fund	0.35%
LVIP Delaware REIT Fund	0.35%
LVIP Delaware SMID Cap Core Fund	0.35%
LVIP Delaware Social Awareness Fund	0.35%
LVIP Delaware U.S. Growth Fund	0.35%
LVIP Delaware Value Fund	0.35%
LVIP Delaware Wealth Builder Fund	0.25%
LVIP Dimensional U.S. Core Equity 1 Fund	0.35%
LVIP Dimensional U.S. Core Equity 2 Fund	0.25%
LVIP Dimensional U.S. Equity Managed Volatility Fund	0.25%
LVIP Dimensional International Core Equity Fund	0.25%
LVIP Dimensional International Equity Managed Volatility Fund	0.25%

EX-(m)(2)(a)

Fund	12b-1 Fee (Per Annum)
LVIP Dimensional/Vanguard Total Bond Fund	0.25%
LVIP Fidelity Institutional AMSM Select Core Equity Managed Volatility Fund	0.35%
LVIP Franklin Templeton Global Equity Managed Volatility Fund	0.25%
LVIP Franklin Templeton Multi-Asset Opportunities Fund	0.25%
LVIP Global Aggressive Growth Allocation Managed Risk Fund	0.25%
LVIP Global Conservative Allocation Managed Risk Fund	0.25%
LVIP Global Moderate Allocation Managed Risk Fund	0.25%
LVIP Global Growth Allocation Managed Risk Fund	0.25%
LVIP Global Income Fund	0.25%
LVIP Government Money Market Fund	0.25%
LVIP Invesco Select Equity Income Managed Volatility Fund	0.35%
LVIP JPMorgan High Yield Fund	0.25%
LVIP JPMorgan Retirement Income Fund	0.25%
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund	0.25%
LVIP Loomis Sayles Global Growth Fund	0.35%
LVIP MFS International Growth Fund	0.25%
LVIP MFS International Equity Managed Volatility Fund	0.25%
LVIP MFS Value Fund	0.25%
LVIP Mondrian International Value Fund	0.25%
LVIP Multi-Manager Global Equity Managed Volatility Fund	0.35%
LVIP PIMCO Low Duration Bond Fund	0.25%
LVIP SSGA Bond Index Fund	0.25%
LVIP SSGA Developed International 150 Fund	0.25%
LVIP SSGA Emerging Markets 100 Fund	0.25%
LVIP SSGA Emerging Markets Equity Index Fund	0.25%
LVIP SSGA International Index Fund	0.25%
LVIP SSGA International Managed Volatility Fund	0.25%
LVIP SSGA Large Cap 100 Fund	0.25%
LVIP SSGA Large Cap Managed Volatility Fund	0.25%
LVIP SSGA Mid-Cap Index Fund	0.25%
LVIP SSGA Nasdaq-100 Index Fund	0.25%
LVIP SSGA S&P 500 Index Fund	0.25%
LVIP SSGA Short-Term Bond Index Fund	0.25%
LVIP SSGA Small-Mid Cap 200 Fund	0.25%
LVIP SSGA Small-Cap Index Fund	0.25%
LVIP SSGA SMID Cap Managed Volatility Fund	0.25%
LVIP SSGA Conservative Index Allocation Fund	0.25%
LVIP SSGA Moderate Index Allocation Fund	0.25%
LVIP SSGA Moderately Aggressive Index Allocation Fund	0.25%
LVIP SSGA Conservative Structured Allocation Fund	0.25%
LVIP SSGA Moderate Structured Allocation Fund	0.25%
LVIP SSGA Moderately Aggressive Structured Allocation Fund	0.25%
LVIP SSGA Global Tactical Allocation Managed Volatility Fund	0.25%
LVIP T. Rowe Price Growth Stock Fund	0.25%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	0.25%

EX-(m)(2)(a)

Fund	12b-1 Fee (Per Annum)
LVIP T. Rowe Price 2010 Fund	0.25%
LVIP T. Rowe Price 2020 Fund	0.25%
LVIP T. Rowe Price 2030 Fund	0.25%
LVIP T. Rowe Price 2040 Fund	0.25%
LVIP T. Rowe Price 2050 Fund	0.25%
LVIP T. Rowe Price 2060 Fund	0.25%
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund	0.25%
LVIP U.S. Growth Allocation Managed Risk Fund	0.25%
LVIP Vanguard Domestic Equity ETF Fund	0.25%
LVIP Vanguard International Equity ETF Fund	0.25%
LVIP Wellington Capital Growth Fund	0.25%
LVIP Wellington Mid-Cap Value Fund	0.25%
LVIP Western Asset Core Bond Fund	0.25%

Service Class II Shares

Fund	12b-1 Fee (Per Annum)
LVIP American Global Growth Fund	0.55%
LVIP American Global Small Capitalization Fund	0.55%
LVIP American Growth Fund	0.55%
LVIP American Growth-Income Fund	0.55%
LVIP American International Fund	0.55%

EX-(m)(2)(a)

The parties hereto have caused this SCHEDULE A to be signed by their duly authorized officers as of the 15th day of December, 2020, and effective as of the 1st day of February, 2021.

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST, on behalf of each of its series		LINCOLN FINANCIAL DISTRIBUTORS, INC.

/s/Jayson R. Bronchetti		/s/John Kennedy
Name:	Jayson R. Bronchetti	Name:	John Kennedy
Title:	President	Title:	SVP; Head of Retirement Solutions Distribution

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